UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 12/22/11

STAR SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15324	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4470 Cox Road Glen Allen, Virginia 23060

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 527-1970

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2011, the Company entered into a Securities Purchase and Registration Rights Agreement (the “December 22 Agreement”) with an accredited investor (the “Warrant Holder”) who holds previously issued warrants for 4,200,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an exercise price of $1.50 per share (the “Prior Warrants”).

Pursuant to the December 22 Agreement, in order to induce the Warrant Holder to immediately exercise the Prior Warrants, the Company agreed to grant the Warrant Holder a new warrant with an exercise price of $2.32 per share for the same amount of shares of Common Stock as the Prior Warrants (the “New Warrants”) in exchange for the exercise of the Warrant Holder’s Prior Warrants whereby the Warrant Holder purchased 4,200,000 shares of Common Stock for gross proceeds to the Company of $6.3 million (collectively, the “December 22 Offering”). The New Warrants are exercisable immediately into an aggregate of 4,200,000 shares of Common Stock and expire on December 22, 2016. Additionally, the December 22 Agreement grants the Warrant Holder certain customary resale registration rights with respect to the shares Common Stock underlying the New Warrants.

The offering referred to above was made only to an accredited investor, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on the exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereof and the rules and regulations promulgated thereunder.

The Common Stock is traded on the Nasdaq Global Market under the symbol “CIGX”. On December 22, 2011, the last reported sale price of the Common Stock was $2.32 per share.

The foregoing summary of the December 22 Agreement is qualified in its entirety by reference to the full text of the December 22 Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into each of Items 1.01. and 3.02 hereof.

Item 3.02 Unregistered Sale of Equity Securities.

The contents of Item 1.01 of the Current Report on Form 8-K are incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Securities Purchase and Registration Rights Agreement, dated December 22, 2011, by and between Star Scientific, Inc. and the Investor party thereto, including the form of Warrant attached as Exhibit A thereon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.

Date: December 28, 2011

By:	/s/ Paul L. Perito
Paul L. Perito
Chairman of the Board, President and Chief Operating Officer

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